UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2005

ALICO, INC.

                                  Florida                             0-261                      59-0906081
                                  (State of other jurisdiction       (Commission           (IRS Employer
                                     of incorporation)                    File Number)           Identification No.)

                                  P.O. Box 338, La Belle, FL                               33975
                                  (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on December 5, 2005, attached as Exhibit 99.1, announcing Annual Meeting and Record date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1- Press release annnouncing Annual Meeting and Record date, dated December 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersignedhereunto duly authorized.

ALICO, INC.

Date: December 5, 2005                                                                          By: /s/ John R. Alexander
                                                                                                                            John R. Alexander
                                                                                                                            President &
                                                                                                                            Chief Executive Officer

Exhibit 99.1

NEWS RELEASE

Alico Announces Annual Meeting and Record date

December 5, 2005

National Circuit
La Belle, Florida

Mr. John R. Alexander, Chairman of Alico, Inc. (ALCO), a La Belle, Florida Agribusiness Company, announced today that the Board of Directors of Alico, Inc., has set November 30, 2005, as the record date for shareholders eligible to vote at the Company’s annual meeting on January 6, 2006.

The meeting will be held at The Hilton Garden Inn, 12600 University Drive, Fort Myers, Florida 33907 at 10:00 a.m.

For further information contact:           John R. Alexander
La Belle, Florida
(863) 675-2966